EXHIBIT 10.1


               SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT
               -----------------------------------------------

      THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into as of the 27th day of June, 2003, by and among CONGRESS FINANCIAL CORPORATION (SOUTHWEST), a Texas corporation ("Lender"), SPORT SUPPLY GROUP, INC., a Delaware corporation ("SSG"), and ATHLETIC TRAINING EQUIPMENT COMPANY, INC., a Delaware corporation ("ATEC") (SSG and ATEC, individually and/or collectively, jointly and severally, "Borrower").


                            PRELIMINARY STATEMENTS
                            ----------------------

      A. Lender and Borrower have entered into that certain Loan and Security Agreement, dated March 27, 2001, as amended by that certain First Amendment to Loan and Security Agreement dated October 1, 2002 (the "Loan Agreement"), pursuant to which Lender has entered into certain financing arrangements with Borrower.

      B. The parties hereto have agreed to amend the Loan Agreement as hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                  AGREEMENT
                                  ---------

                                  ARTICLE I
                                 Definitions
                                 -----------
      1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                  ARTICLE II
                                  Amendments
                                  ----------
      2.01 Amendments to Section 12.1.  (a)  The first sentence of  Paragraph
 (a) of Section 12.1 of the Loan Agreement is hereby amended and restated to read as follows:

      "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the earlier of (i) August 1, 2004 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof or (ii) at Lender's option, the date on which any Person or group of Persons (as used within the context of the definition of beneficial ownership described below), other than Emerson and its shareholders, officers and directors, shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended) of and having voting control over shares of capital stock of SSG in amount sufficient to allow them to elect a majority of the board of directors of SSG (in which case, no renewals or extensions shall apply)."

 (b) Paragraph (c) of Section 12.1 of the Loan Agreement is hereby amended by deleting the reference to "March 26, 2004" set forth in said Paragraph and inserting "July 31, 2004" in lieu thereof.


      2.02 Addition of New Section 3.6. Section 3 of the Agreement is hereby amended by adding the following Section 3.6 thereto:

           "3.6 Second Amendment Fee. Borrower shall pay to Lender on September 1, 2003, a fee in respect of the Second Amendment to Loan and Security Agreement dated as of June 27, 2003, in an amount equal to $5,000, which fee shall be fully earned and non-refundable as of such date, provided, however, that (i) if before September 1, 2003, Borrower and Lender have agreed in writing to extend the Renewal Date to April 1, 2006 or later, payment of such fee shall be automatically waived, and (ii) if Borrower pays such fee in full when due and Borrower and Lender thereafter agree in writing to so extend the Renewal Date to April 1, 2006 or later, any fee charged by Lender to Borrower in connection with such extension shall be reduced by $5,000."

                                 ARTICLE III
                             Conditions Precedent
                             --------------------
      3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

      (a) Lender shall have received, in form and substance satisfactory to Lender and its legal counsel:

           (i)  this Amendment, duly executed by Borrower;

           (ii) a certificate of the Secretary of Borrower dated as of the date of this Amendment, in form and substance satisfactory to Lender, certifying among other things,
                (i) that Borrower's Board of Directors has met and has adopted, approved, consented to and ratified resolutions which authorize the execution, delivery and performance by Borrower of this Amendment and all such other Financing Agreements to which Borrower is or is to be a party, and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of such other Financing Agreements to which Borrower is or is to be a party hereunder (including the certificates contemplated herein) together with specimen signatures of such officers; and

           (iii) such additional documents, instruments and information as Lender or its legal counsel may request.

      (b) The representations and warranties contained herein, in the Loan Agreement and in the other Financing Agreements, shall be true and correct as of the date hereof, as if made on the date hereof.

      (c) No Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default, shall have occurred and be continuing, unless such event, condition or Event of Default has been specifically waived in writing by Lender.

      (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel.


                                  ARTICLE IV
                                  No Waiver
                                  ---------
      Nothing contained in this Amendment shall be construed as a waiver by Lender of any covenant or provision of the Loan Agreement or the other Financing Agreements or of any other contract or instrument among Borrower and Lender, and the failure of Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Lender to thereafter demand strict compliance therewith. Lender hereby reserves all rights granted under the Loan Agreement, the other Financing Agreements and any other contract or instrument among Borrower and Lender.

                                  ARTICLE V
                Ratifications, Representations and Warranties
                ---------------------------------------------
      5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Financing Agreements, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Financing Agreements are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that (a) the Loan Agreement, as amended hereby, and the other Financing Agreements shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, and
 (b) the security interests in the Collateral are in full force and effect.

      5.02 Representations and Warranties of Borrower. Borrower hereby represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other Financing Agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Certificate of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Financing Agreement are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Event of Default or event or condition which, with notice or passage of time or both, would constitute an Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing;
 (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Financing Agreements, as amended hereby; and (e) Borrower has not amended, modified or in any way altered its Certificate of Incorporation or Bylaws since March 27, 2001.

                                  ARTICLE VI
                           Miscellaneous Provisions
                           ------------------------
      6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Financing Agreement, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Financing Agreements, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

      6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Financing Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Financing Agreements to the Loan Agreement shall mean a reference to the Loan Agreement and the other Financing Agreements as amended hereby.

      6.03 Expenses of Lender. As provided in Section 9.16 of the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Financing Agreements executed pursuant hereto, and any and all amendments, modifications, and supplements thereto, including, without limitation, all costs and expenses of filing or recording and the reasonable costs and fees of Lender's legal counsel (including legal assistants).

      6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

      6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

      6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

      6.07 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

      6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

      6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF
 LAW).

      6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER FINANCING AGREEMENTS, AS AMENDED, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

      6.11 Release. BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE "OBLIGATIONS" OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY "LOANS", INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER FINANCING AGREEMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

      IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.


                                 LENDER:

                                 CONGRESS FINANCIAL CORPORATION
                                 (SOUTHWEST)


                                 By:    /s/ Mark Galovic
                                        ----------------------------------
                                 Name:  Mark Galovic
                                        ----------------------------------
                                 Title: Vice President
                                        ----------------------------------


                                 BORROWERS:

                                 SPORT SUPPLY GROUP, INC.


                                 By:    /s/ Kenneth Corby
                                        ----------------------------------
                                 Name:  Kenneth Corby
                                        ----------------------------------
                                 Title: Vice President - Corp. Development
                                        ----------------------------------

                                 ATHLETIC TRAINING EQUIPMENT
                                 COMPANY, INC.


                                 By:    /s/ Robert K. Mitchell
                                        ----------------------------------
                                 Name:  Robert K. Mitchell
                                        ----------------------------------
                                 Title: Vice President - Finance
                                        ----------------------------------